PAGE 1CONFIDENTIAL C O R P O R A T E OVERVIEW F E B R U A R Y 2 0 2 2

PAGE 2CONFIDENTIAL Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ product development activities, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between our expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

PAGE 3CONFIDENTIAL A PATIENT-GUIDED CNS COMPANY D E V E L O P I N G N E W C L A S S E S O F T R E A T M E N T S Inspired By Human Genetics & The Biology Of Epilepsy

The biology of epilepsy offers insights into brain function for CNS disorders

Targets Elucidated By Genetics



DEPRESSION
MOVEMENT
EPILEPSY
PAIN
TPH2
FKBP2
HTR2A
CACNA1A
KCNA1
SLC1A3
CDKL5
DNM1
UNC79
TRIM3
PCDH19
SYNGAP1
SHANK3
DRD3
HTT
SETX
RFC1
SCN1A
SCN9A
SCN10A
SCN11A
CACNA1G
GABRB3
KCN1A
FMR1
OPA1
GABRB3
KCNT1
SCN1A
SCN8A
SCN2A
CACNA1A

Targeting Common & Rare Diseases Connected By Neuronal Imbalance



Hyperexcitability Disease States
E/I Balance
Hypoexcitability Disease States

PRAXIS
PAGE 4

PAGE 5CONFIDENTIAL Development informed by TRANSLATIONAL TOOLS Targets identified through GENETICS Clinical development paths to POC RIGOROUS and EFFICIENT Development strategies are PATIENT-GUIDED Praxis is built on four key pillars

Broad portfolio of highly differentiated programs across multiple CNS disorders

FRANCHISE	MECHANISM OF ACTION	PROGRAM	PRECLINICAL	PHASE 1	PHASE 2	REGISTRATIONAL ENABLING
PSYCHIATRY	$GABA_A$ receptor PAM	PRAX-114 *Small molecule*			PRAX-114 PTSD	PRAX-114 MDD
	Undisclosed	PRAXIS-040 *Small molecule*	PRAXIS-040 UNDISCLOSED PSYCHIATRY TARGET			
MOVEMENT DISORDERS	$GABA_A$ receptor PAM	PRAX-114 *Small molecule*			PRAX-114 Essential Tremor	
	T-type calcium channel blocker	PRAX-944 *Small molecule*			PRAX-944 PD; PRAX-944 Essential Tremor	
	Undisclosed	PRAXIS-050 *Small molecule*	PRAXIS-050 UNDISCLOSED MOVEMENT TARGET			
EPILEPSY	Persistent sodium current blocker	PRAX-562 *Small molecule*			PRAX-562 DEEs	
	Nav1.2 downregulation	PRAX-222 *ASO*	PRAX-222 SCN2A-DEE			
	Potassium channel T 1 blocker	PRAX-020 *Small molecule*	PRAX-020 KCNT1			
	Activity dependent sodium current blocker	PRAX-628 *Small molecule*	PRAX-628 Focal Epilepsy			
	Nav1.2 upregulation	SCN2A-LOF* *ASO*	SCN2A LoF ASO SCN2A-DEE			
	RAS GTPase activating protein (SynGAP) upregulation	SYNGAP1* *ASO*	SYNGAP1 ASO SYNGAP1			
	Protocadherin-19 downregulation	PCDH19* *ASO*	PCDH19 ASO PCDH19			
	Undisclosed	PRAXIS-030 *Small molecule*	PRAXIS-030 UNDISCLOSED EPILEPSY TARGET			
OTHER CNS	Persistent sodium current blocker SCN8A	PRAX-562 *Small molecule*			PRAX-562 SUNCT/SUNA/TN	

* SCN2A-LOF, SYNGAP1 & PCDH19 ASOs are a collaboration with The Florey Institute
PRAX-114 Phase 2 trial for ET, PRAX-944 Phase 2 trial for PD and PRAX-562 trials for SUNCT/SUNA/TN and for DEEs have not initiated

PRAXIS
PAGE 6

PAGE 7CONFIDENTIAL PROGRAM Q4 2022Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts throughout portfolio in 2022 PRAX-562 PRAX-114 PRAX-944 Initiate Phase 2 Trial DEEs MDD PTSD ET PD Phase 2b Essential1 Study Topline Initiate Phase 2 Trial ET Phase 2 ToplinePRAX-114 PRAX-944 PSYCHIATRY MOVEMENT DISORDERS EPILEPSY Initiate Phase 2 Trial Phase 2 Topline Phase 2 Acapella Study Topline Phase 2/3 Aria Study Topline Phase 2a Part B Topline OTHER SUNCT/SUNA/TNPRAX-562 Initiate Phase 2 Trial PRAX-222 SCN2A -DEE Initiate Seamless Trial PRAX-114 Phase 2/3 Aria Study topline results expected in June 2022; PRAX-944 Phase 2a Part B topline results expected in May 2022 Phase 1 Topline ASSR Biomarker

PAGE 8CONFIDENTIAL DARE for MORE

PAGE 9CONFIDENTIAL PSYCHIATRY PRAX-114 GABAA Receptor PAM Depression Post-traumatic Stress Disorder 2Q 2022 Ph 2/3 Monotherapy MDD Aria Study Topline MID-2022 Ph 2 MDD Dose-Ranging Acapella Study Topline 2H 2022 Ph 2 PTSD Topline KEY UPCOMING MILESTONES

Major depressive disorder is a growing and debilitating disorder with substantial unmet need despite numerous treatment options


MAJOR
DEPRESSIVE
DISORDER
(MDD)

~19 million Americans and an estimated 300 million people worldwide affected by MDD

- Feeling sad or empty
- Lack of appetite
- Insomnia or lack of sleep
- Thoughts of death or suicide
- Anger and irritability
- Poor memory, concentration, and decision-making



1. **Slow onset** of action for existing treatment options
2. **Low response rate**
3. **Limiting safety profile** can lead to discontinuation of treatment

PRAXIS

Source: Rush et al 2006, Masand et al 2003, Kupfer et 2005, DSM-5 2013, ExpressScripts MDD Report 2020

PAGE 10

Preference for extrasynaptic $GABA_A$ receptors has the potential of marked antidepressant effect with an improved tolerability profile



Benzodiazepine binding site
α
β
α
γ
β
Synaptic $GABA_A$ Receptor
Sedation Anxiolysis
PRAX-114 Binding Site
α
β
α
δ
β
Extrasynaptic $GABA_A$ Receptor
Antidepressant
Presynaptic terminal
GABA
Postsynaptic terminal
Synaptic receptor
Extrasynaptic receptor
Synaptic Space
Extrasynaptic Space

GABA: Gamma-aminobutyric acid; $GABA_A$ PAMs: $GABA_A$ receptor positive allosteric modulators

PRAX-114 shows 10.5-Fold greater potentiation of extrasynaptic than synaptic $GABA_A$ receptors

		Potentiation		Fold Potentiation
	Dosing	$\alpha_4\beta_3\delta$ %*	$\alpha_1\beta_2\gamma_2$ %	$\alpha_4\beta_3\delta / \alpha_1\beta_2\gamma_2$
PRAX-114	**Oral**	**300%**	**29%**	**10.5**
Zuranolone	Oral	300%	117%	2.6
Ganaxolone	IV, Oral	300%	794%	0.4
Zulresso	IV	300%	306%	1.0

$\alpha_4\beta_3\delta$: extrasynaptic $GABA_A$ receptor **$\alpha 1\beta_2\gamma_2$:** synaptic $GABA_A$ receptor

* Equivalent of full activation by GABA

Source: PRAXIS data

PRAXIS

Source: Praxis Data on file

PAGE 11

PAGE 12CONFIDENTIAL Extrasynaptic GABAA preference allows PRAX-114 the potential to achieve high-levels of GABAergic activation with improved tolerability PRAX-114 shows robust qEEG signal and target activation No MTD identified up to 80mg Tolerability profile maintained throughout dose escalation Exposure-dependent rates of somnolence resolved 1 to 3 hours post-dosing, consistent with peak concentrations Fo ld C ha ng e re la tiv e to b as el in e Time (hours) 0.0 1.0 2.0 3.0 0 4 8 12 16 20 24 PRAX-114 30 mg beta PRAX-114 60mg beta PRAX-114 30 mg alpha PRAX-114 60mg alpha *** * ** *** N= 7-9 human subjects per dose, PRAX-114 doses compared to placebo control at each timepoint, *p < 0.05, ** p < 0.01, *** p < 0.001 1.6x - beta target activation 1.7x - 40 mg tablet projected beta

PAGE 13CONFIDENTIAL Effect of high-fat meal on pharmacokinetics *FDA Guidance for Industry: Food-Effect Bioavailability and Fed Bioequivalence Studies Increase in exposure with food* No food Effect* Decrease in exposure without food* PRAX-114 Cmax PRAX-114 AUC0-t 0.0 0.5 1.0 1.5 2.0 PRAX-114 Cmax PRAX-114 AUC0-t Fe d / F as te d Ra tio (9 0% c on fid en ce in te rv al ) PRAX-114 suspension formulation (30 mg) PRAX-114 can be dosed at bedtime with or without food

PAGE 14CONFIDENTIAL Phase 2a combined* HAM-A anxiety and HAM-D insomnia item results Phase 2a combined* HAM-D monotherapy & adjunctive results Visit HAM-D Monotherapy Mean (SD) N=14 HAM-D Adjunctive Mean (SD) N=38 Day 1 (BL) 25.2 (1.82) 24.7 (2.90) Day 8 (CFB) -17.6 (4.77) -13.4 (7.94) Day 15 (CFB) -16.6 (5.23) -12.2 (7.02) Visit HAM-A Anxiety Rating Scale Mean (SD) N=52 HAM-D Insomnia Item Total (max score of 6) Mean (SD) N=52 Day 1 (BL) 22.4 (4.16) 4.2 (1.3) Day 8 (CFB) -12.4 (7.55) -2.8 (1.9) Day 15 (CFB) -11.6 (6.67) -3.1 (1.7) PRAX-114 Phase 2a: rapid and marked improvement in depression scores *Combined results include Part A MDD cohort (N=33; 2-week treatment), Part B PMD cohort (N=6; 2-week treatment) & Part C MDD cohort (N=13; 4- week treatment); results show change from baseline (CFB) at Day 8 & Day 15

PAGE 15CONFIDENTIAL Estimated somnolence rate of approximately 10% for 40 mg tablet (1.7x beta power) administered at nighttime Low rates of somnolence with PRAX-114 at targeted exposure level β-EEG Multiple 2.1 2.1 1.7 1.7 So m no le nc e AE % 60 mg Daytime/Nighttime Phase 2a Part A (N=13) 0 10 20 30 40 50 60 60 mg Nighttime Phase 2a Part C (N=13) 45 mg Daytime/Nighttime Phase 2a Part A (N=13) 40 mg Projected* Nighttime *Estimated somnolence rate for PRAX-114 40 mg tablet is derived by combining somnolence AE data from all 45 mg nighttime dosing cohorts. This estimate does not reflect data from any patients dosed at the 40 mg level and there is no guarantee that actual data for patients dosed at the 40 mg level will reflect such estimates. **Modified Observer's Assessment of Alertness/Sedation Scale (MOAA/S) was administered during the inpatient phase of Part A of the Phase 2a to assess potential for daytime somnolence; one participant in PMD cohort of Phase 2a study discontinued treatment due to AEs of moderate daytime sedation and mild feeling abnormal No evidence of decreased alertness in the morning after administration of PRAX- 114 in Phase 2a trial in MDD patients**

PRAX-114 clinical program leverages best practices in conduct of MDD trials

Key Operational Controls

RIGOROUS PATIENT SELECTION	• Enrollment of patients with at least one prior episode of MDD (associated with a lower placebo response rate) [1] • Two-level subject & data quality procedure using the SAFER independent clinical interview to confirm eligibility [2]
HIGH QUALITY SITE SELECTION	• Enrollment of sites with a known track-record of high-quality data generation • Experienced raters, adequate resources, low frequency of operational issues and proven performance in running studies successfully during the pandemic
OPTIMIZED TRIAL DESIGN & EXECUTION	• Integration of a placebo control reminder script for patients at every visit • Inclusion of the AiCure smartphone-based adherence monitoring system with structured site intervention [3]

1: Sonawalla SB, Rosenbaum JF. Placebo response in depression. Dialogues Clin Neurosci. Mar 2002;4(1):105-13.
2: Freeman MP, Pooley J, Flynn MJ, et al. Guarding the Gate: Remote Structured Assessments to Enhance Enrollment Precision in Depression Trials. J Clin Psychopharmacol. Apr 2017;37(2):176-181. doi:10.1097/JCP.0000000000000669
3: https://aicure.com/

PRAXIS
PAGE 16

PAGE 17CONFIDENTIAL PRAX-114 monotherapy MDD Phase 2/3 Aria Study topline data expected 2Q 2022* Ph 2/3 1:1 RANDOMIZED PLACEBO CONTROLLED IN MONOTHERAPY MDD 1 2 3 4 5 6 -114 40 mg+ PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~200 participants First of two registrational trials for monotherapy MDD KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 23 At least one prior episode of MDD KEY EXCLUSION CRITERIA Treatment-resistant depression Current antidepressant treatment PHASE 2/3 OUTPATIENT NIGHTLY DOSING FOLLOW-UP * Topline results expected in June 2022 +PRAX-114 administered in tablet formulation clinicaltrials.gov/ct2/show/NCT04832425; https://theariastudy.com/

PAGE 18CONFIDENTIAL PRAX-114 MDD Phase 2 Acapella Study topline data expected mid-year 2022 Ph 2 RANDOMIZED PLACEBO CONTROLLED DOSE-RANGING IN MDD 1 2 3 4 5 6 -114 60 mg PLACEBO WEEK KEY SECONDARY ENDPOINT HAM-D17 at Day 29 PRIMARY ENDPOINT HAM-D17 at Day 15 ~125 participants Dose-ranging study to evaluate safety and efficacy of PRAX-114 at doses of 10, 20, 40 and 60 mg KEY INCLUSION CRITERIA Ages 18-65 HAM-D17 ≥ 20 At least one prior episode of MDD KEY EXCLUSION CRITERIA Treatment-resistant depression PHASE 2 OUTPATIENT NIGHTLY DOSING FOLLOW-UP +PRAX-114 administered in tablet formulation clinicaltrials.gov/ct2/show/NCT04969510 -114 40 mg -114 20 mg -114 10 mg+

PRAX-114 has broad potential in psychiatry disorders such as PTSD


POST-TRAUMATIC STRESS DISORDER
(PTSD)

Dysfunction of GABA pathway is associated with chronic stress and symptoms of PTSD

11M
ADULT PTSD
ESTIMATED US PREVALENCE

- Flashbacks
- Insomnia & Nightmares
- Anxiety
- Negative cognition
- Mood symptoms
- Intrusive thoughts

1. **Post-traumatic Stress Disorder** is a debilitating psychiatric disorder that leads to social, occupational and interpersonal dysfunction
2. **Profound unmet need**, meaningful link to PRAX-114 MOA, and complementarity to MDD program

PRAXIS

PAGE 19

PAGE 20CONFIDENTIAL Dosing has started in PRAX-114 PTSD Phase 2 study Ph 2 1:1 RANDOMIZED PLACEBO CONTROLLED IN PTSD 1 2 3 4 5 6 -114 40 mg + WEEK PRIMARY ENDPOINT CAPS-5 Total Score at Day 29 ~80 participants To evaluate safety, tolerability and efficacy of PRAX-114 for treatment of adults with PTSD KEY INCLUSION CRITERIA Ages 18-65 CAPS-5 ≥ 30 PTSD diagnosis with duration of >6 months TOPLINE DATA EXPECTED 2H22 OUTPATIENT NIGHTLY DOSING FOLLOW-UP At Day 15, PRAX-114 participants who have not reached a 20% improvement in CAPS-5 total score may increase to 60 mg 40 or 60 mg PLACEBO +PRAX-114 administered in tablet formulation clinicaltrials.gov/ct2/show/NCT04969510

MOVEMENT DISORDERS

PRAX-944
T-Type Calcium Channel Inhibitor
Essential Tremor
Parkinson's disease

PRAX-114
$GABA_A$ Receptor PAM
Essential Tremor

KEY UPCOMING MILESTONES

2Q 2022
PRAX-944 Ph 2a ET Part B Randomized Withdrawal Topline

2Q 2022
Initiate PRAX-944 Ph 2 PD Trial

2H 2022
PRAX-944 Ph 2b ET Essential1 Study Topline

2H 2022
PRAX-114 Ph 2 ET Topline

PRAXIS

PAGE 21

PAGE 22CONFIDENTIAL Movement Disorder franchise focus for 2022 PRAX-944: for Essential Tremor Identify dose for registrational study Essential1 Study Topline Data: 2H2022 PRAX-944: for Parkinson’s disease Demonstrate motor improvement Initiate Ph2 Study 2Q2022 PRAX-114: for Essential Tremor Demonstrate well- tolerated GABAA-PAM with daytime dosing Ph2 Study Topline Data: 2H2022

Why Essential Tremor matters

Most common movement disorder ~7x the prevalence of Parkinson's disease[1]

~ 50% of patients have a family history[2,3]

Daytime action tremor that primarily affects the hands[3,4]

Heterogeneous condition with progressive disability[3]

PRAXIS

SOURCE: 1. GHOSH (2016) (P.231, C.1, PH.1, L.1-2), 2. LIU (2016) (P.1009, C.1, PH.2, L.1-3 3.) 3. Elble RJ. Curr Neurol Neurosci Rep. 2013 Jun;13(6):353. 4. Putzke JD, et al. J Neurol Neurosurg Psychiatry. 2006 Nov;77(11):1235-7. 5.

PAGE 23

ET burden of disease extends beyond the tremor

Social

embarrassed by their tremor[1,2]

Self

feel negative about themselves[1]

Mood

symptoms of social isolation, depression, and anxiety[1-5]

1. LOUIS ED, ET AL. PARKINSONISM RELAT DISORD. 2015;21(7):729-735. 2. HOLDING SJ, ET AL. CHRONIC ILLN. 2015 MAR;11(1):69-71. 3.SHALASH AS, ET AL. TREMOR OTHER HYPERKINET MOV (N Y). 2019;9. 4. JANICKI SC,ET AL. THER ADV NEUROL DISORD. 2013;6(6):353-368. 5. LOUIS ED, ET AL. EUR J NEUROL. 2007 OCT;14(10):1138-46.

PRAXIS PAGE 24

PAGE 25CONFIDENTIAL 3M Total Addressable Market Our focus is on elevating the standard of care to capture the $4B+ US ET market 7M US Prevalence 1.5M Total Treated Market1 $4B+ US ET Market Opportunity2 PRIMARY MARKET RESEARCH AND PRAXIS INTERNAL MODELING AND PROJECTIONS 1. CLAIMS ANALYSIS INDICATES THAT 50% OF DIAGNOSED PATIENTS ARE ON TREATMENT; 2. BASED ON MINIMUM OF RANGE FOR NET PRICE ESTIMATES FROM PRAXIS COVERING ANALYSTS AS OF 16-DECEMBER-2021- $3.6K

PAGE 26CONFIDENTIAL Praxis treatments could allow patients to fit the right therapy to their needs to realize improved outcomes • Patients could initiate ET treatment sooner • Patients could treat as needed • Patients could maintain ET therapy As needed Chronic PRAX-114 PRAX-944 +

PAGE 27CONFIDENTIAL Tackling Movement Disorders through two mechanisms of action GABAA RECEPTORS T-TYPE CALCIUM CHANNELS CEREBELLO-THALAMO-CORTICAL (CTC) CIRCUIT PRAX-944PRAX-114

PAGE 28CONFIDENTIAL Mutations in T-type calcium channels (TTCC) are genetically linked to familial ET TTCC drive burst firing in the CTC circuit Burst firing in the CTC circuit correlated with tremor in patients with ET and PD Deep Brain Stimulation reduces burst firing and tremor T-Type calcium channels are gatekeepers of neuronal firing patterns in the CTC circuit SOURCE: BASED ON MILOSEVIC 2018 FIGURE ON ACTUAL ET PATIENT INTRAOPERATIVE REAL-TIME SINGLE-UNIT RECORDINGS OF ACTION POTENTIALS OF INDIVIDUAL NEURONS

PAGE 29CONFIDENTIAL PRAX-944 is designed to enable once daily dosing and a well-tolerated safety profile Sustained exposure with blunted MR Cmax allows for potential of sustained efficacy and improved tolerability 0 5 10 15 20 25 30 35 40 45 50 0 6 12 18 24 PR AX -9 44 P la sm a Co nc en tr at io n (n g/ m L) Time (h) Mean PRAX-944 Concentration-Time Profiles after single 20 mg Modified Release (MR) oral dose MR formulation is well-tolerated Titration and fit for purpose formulation are key to tolerability profile No MTD identified up to 120 mg per day Majority of AEs have been mild, transient and resolved without intervention

PAGE 30CONFIDENTIAL KEY TAKEAWAYS • Dose-dependent reduction in sigma-band power • Effect observed over >20x dose range • Provides confidence that PRAX-944 is reaching functionally relevant brain concentrations and targets PRAX-944 showed robust PK:PD relationship to guide dosing SOURCE: PRAXIS STUDY-944-105; PRAXIS DATA ON FILE 5mg 10mg 20mg 60mg 80mg 100mg 120mg

PAGE 31CONFIDENTIAL Enrollment completed in PRAX-944 Phase 2a ET study DAYS 1-14 Safety Follow- up Screening/ Baseline PART A DAYS 15-21 Completed Open-Label Titration of PRAX-944 up to 40 mg CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 *Topline results expected in May 2022 DAYS 29-42 1:1 RANDOMIZATION Open-Label Titration of PRAX-944 up to 120 mg Stable Period at High Dose PRAX-944 PLACEBO RANDOMIZED WITHDRAWAL (DAYS 43-56) DAYS 57-64DAYS 1 -28 PART B Screening/ Baseline Safety Follow- up Preliminary data Topline Results: 2Q 2022*

PAGE 32CONFIDENTIAL Percent change in TETRAS score (N=6)Change from baseline in TETRAS score (N=6) PRAX-944 Phase 2a ET Part A data shows dose dependent reduction in tremor amplitude ON TREATMENT WASHOUT PERFORMANCE SCALE (PS) UPPER LIMB (UL) PERFORMANCE SCALE (PS) UPPER LIMB (UL) ON TREATMENT WASHOUT

PAGE 33CONFIDENTIAL Preliminary Part B data: TETRAS Combined Upper Limb (CUL) and TETRAS Activities of Daily Living (ADL) Preliminary data as of 10-Dec-2021 cutoff; ongoing CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978 * 8 of 12 patients enrolled and dosed completed per protocol ; Part B Patient 1 discontinued after Day 21 assessment at 40mg due to an AE, 2 participants at same site discontinued at 20 mg, but had protocol violations related to eligibility, 1 participant discontinued at 20mg due to an AE % C H A N G E IN TE TR A S CU L 80% 60% 40% 20% 0% -20% -40% -60% 80% 60% 40% 20% 0% -20% -40% -60% DAY 21 DAY 42 DAY 21 DAY 42 % C H A N G E IN TE TR A S A DL 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5Baseline CUL 1* 2 3 4 5 6 7 8 9 Im pr ov em en t Im pr ov em en t Part B Participants

PAGE 34CONFIDENTIAL Preliminary Part B data: modified ADL by baseline CUL score PRELIMINARY DATA AS OF 10-DEC-2021 CUTOFF; ONGOING CLINICALTRIALS.GOV/CT2/SHOW/NCT05021978; *PART B PATIENT 1 DISCONTINUED AFTER DAY 21 ASSESSMENT; **PART B PATIENT 2 DAY 42 – MODIFIED ADL INCLUDED MISSING DATA FOR ONE ITEM; % CHANGE CALCULATED BASED ON IMPUTED WORST SCORE Modified ADL as suggested by FDA: • Score of 1 re- coded as 0; highest score of 3 • Exclude social impact • Include: handwriting and spirals 80% 60% 40% 20% 0% -20% -40% -60% -80% -100% % C H A N G E IN M O DI FI ED A DL DAY 21 DAY 42 Im pr ov em en t PART B PARTICIPANTS 1* 2** 3 4 5 6 7 8 9 13.0 15.5 18.0 19.5 21.0 21.0 21.5 24.5 35.5Baseline CUL

Enrollment ongoing for PRAX-944 ET Phase 2b Essential1 Study

Randomized, double-blind, placebo-controlled study in ~112 participants


Day
-28 to -1
Screening
1:1:1:1
Randomization
Day 1-56
Titration Period
PRAX-944
100 mg
Titration Period
PRAX-944
60 mg
Titration
Period
PRAX-944
20 mg
PLACEBO
Day 57-70
Safety
Follow Up

TOPLINE DATA EXPECTED 2H22

Dose-ranging study to evaluate safety, tolerability and efficacy of PRAX-944 for treatment of adults with ET

KEY INCLUSION CRITERIA

Ages 18 or older

Diagnosis of ET for at least 3 years

TETRAS UL score ≥10

PRAXIS

clinicaltrials.gov/ct2/show/NCT05021991

PAGE 35

PRAX-114: Evidence suggests central role of extrasynaptic $GABA_A$ receptors targeting tremor pathophysiology



With Extrasynaptic
δ+/+
Motion Power %
90
65
40
15
***
B
H
H+T
Without Extrasynaptic
δ-/-
Motion Power %
90
65
40
15
B
H
H+T
0 mg/kg
3 mg/kg

PRAX-114 has greater potentiation of extrasynaptic $GABA_A$ receptors

Potentiation		Fold Potentiation
$\alpha_4\beta_3\delta$ %*	$\alpha_1\beta_2\gamma_2$ %	$\alpha_4\beta_3\delta / \alpha_1\beta_2\gamma_2$
300%	29%	10.5

$A_4B_3\Delta$: EXTRASYNAPTIC $GABA_A$ RECEPTOR; $A1B_2\Gamma_2$: SYNAPTIC $GABA_A$ RECEPTOR; * EQUIVALENT OF FULL GABA ACTIVATION
SOURCE: PRAXIS DATA ON FILE

PRAXIS
PAGE 36

PRAX-114 ET Phase 2 study designed to evaluate safety, tolerability, PK and efficacy of daytime dosing

Study Design: Randomized, double-blind, placebo-controlled, cross-over study
N = ~15 participants


1:1:1
Randomization
PERIOD 1
PRAX-114
10, 20 mg
or
PLACEBO
PERIOD 2
PRAX-114
10, 20 mg
or
PLACEBO
PERIOD 3
PRAX-114
10, 20 mg
or
PLACEBO
Washout
Washout
Safety
Follow Up

KEY QUESTION:

Is there a dose that enables reduction in tremor without somnolence or sedation?

TOPLINE DATA:

2H2022

PRAXIS

PAGE 37

PAGE 38CONFIDENTIAL PRAX-944 has potential to be a non-dopaminergic therapy for motor function for Parkinson’s disease patients Dopamine promotes movement Dopamine related motor and non- motor complications

PAGE 39CONFIDENTIAL Why Parkinson’s disease matters? Affects ~1 million people in the US, with 85% of patients treated pharmacologically Progressive disability motor and non-motor symptoms Incidence is age related. Average age of onset is early 60s. High risk in men. 1. HTTPS://WWW.PARKINSON.ORG/UNDERSTANDING-PARKINSONS/STATISTICS 2. GLOBAL DATA REPORT: PARKINSON'S DISEASE - GLOBAL DRUG FORECAST AND MARKET ANALYSIS TO 2029, APRIL 2021 3.CLAIMS ANALYSIS; SECONDARY RESEARCH

PAGE 40CONFIDENTIAL Blocking T-type Calcium Channels improves motor activity in 6-OHDA model of Parkinson’s disease Burst firing in STN of 6-OHDA Parkinson’s model BURST FIRING IN STN OF 6-OHDA PARKINSON’S MODEL BLOCK OF BURST FIRING IMPROVES MOVEMENT IN 6-OHDA PARKINSON’S MODEL PAN ET AL (2016) J CLIN INVEST DOI: 10.1172/JCI88170

PRAX-944 study to evaluate motor function in Parkinson's disease patients expected to initiate in 2Q22



Titration
Maintenance
DAY 1-49
DAY 50-77
DAY 78-84
2:1
Randomization
N= ~42
PRAX-944
Titration 5 mg to 100 mg
PRAX-944
PLACEBO
PLACEBO
Safety
Follow Up

CLINICAL MEASUREMENTS:

Motor function

KEY QUESTION:

Does PRAX-944 demonstrate motor improvement in patients?

PRAXIS

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PAGE 42CONFIDENTIAL EPILEPSY PRAX-562 PRAX-222 ASO 2Q 2022 PRAX-562 Ph 1 ASSR Biomarker Topline 2Q 2022 Initiate PRAX-562 Ph 2 DEE Trial 2Q 2022 Initiate PRAX-222 Seamless SCN2A-DEE Trial KEY UPCOMING MILESTONES PRAX-020 PRAX-628 SCN2A-LOF ASO SYNGAP1 ASO PCDH19 ASO

PRAX-562: Block of persistent sodium current can reduce neuronal hyperexcitability and impact multiple disease states

Standard sodium channel blockers target peak sodium current and disrupt AP, leading to side effects

- Standard sodium channel blockers are an important class of medicines in neurology and psychiatry, broadly used in epilepsy, pain, migraine and bipolar disorder
- All standard NaV blockers target peak sodium current
- In general, efficacy is limited by side effects

Depakote divalproex sodium
Tegretol-XR carbamazepine extended-release tablets
Lidoderm
Oxtellar XR
Dilantin
EXPAREL
Lamictal

Carbamazepine Representative AP Traces


Baseline
Baseline
450 µM Carbamazepine
(10x Peak IC50)
50 mV
100 ms
50 mV
100 ms

Modulation of persistent sodium current reduces hyperexcitability without disrupting AP


SODIUM CHANNEL STATES
Na⁺ CHANNEL WITH PATHOLOGICAL MUTATION
Na⁺
Na⁺ Channel
Pathological mutation
Closed
Open
Inactivation
Enhanced Persistent Current

PRAX-562 Representative AP Traces


Baseline
Baseline
3 µM PRAX-562
(10x Peak IC50)
100 ms
100 ms

PRAXIS

Source: Schachter et al. antiseizure drugs UptoDate 2020, Praxis data

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PAGE 44CONFIDENTIAL PRAX-562 has broad potential in rare CNS conditions such as DEEs Source: Eltze et al. 2013 ; Howell et al 2018 DEVELOPMENTAL AND EPILEPTIC ENCEPHALOPATHY (DEE) DEE is a group of monogenic disorders with severe seizure, developmental delay & high mortality rate 1 2 A pathologic feature of many DEEs is the dysregulated neuronal activity leading to hyperexcitability and seizure This phenomenon is observed in pediatric epilepsies with an identified genetic cause, such as SCN8A, SCN2A and others Caused by a single gene mutation~40% CHILDREN WITH DEEs WORLDWIDE 200K+

PAGE 45CONFIDENTIAL PRAX-562 mediated persistent current block protects mice from seizure with a wide therapeutic window in-vivo PRAX-562 shows robust anti-seizure activity without impairment of locomotor activity TD50: 44 mg/kg CD-1 mice; (n=12/group) ED50: 2 mg/kg Veh 1 0.3 1 3 10 0 20 40 60 M ES L at en cy (s ec ) ** PRX-562 (mg/kg, PO) ** PRAX-562 showed significantly improved TI as compared to currently prescribed sodium channel blockers Molecule Brain Therapeutic Index PRAX-562 16.4x Carbamazepine 5.9x Lamotrigine 4.6x Therapeutic Index (TI) = TC50 / EC50 PRAX-562 had an increased ratio between drug levels that demonstrated preclinical anti-seizure activity versus those that caused toxicity Source: Praxis Data as of Sept. 3, 2020

PAGE 46CONFIDENTIAL Treatment with PRAX-562 has shown significant reduction of seizures in genetic pediatric epilepsy animal models PRAX-562 elicited dose-dependent prevention of seizures in SCN2A* mouse model PRAX-562 elicited dose-dependent prevention of seizures in SCN8A* mouse model *FDA granted orphan drug and rare pediatric designation for PRAX-562 for treatment of SCN2A-DEE and SCN8A-DEE PRAX-562 inhibition of audiogenic seizures in D/+ mice Plasma [PRAX-562] (ng/mL) 100 100010 0.00 0.25 0.50 0.75 1.00 Pr op or tio n of m ic e w ith S ei zu re EC50= 114 ng/mL post-dosepre-dose 0 5 10 15 Se iz ur es p er 3 0 m in ut es Seizure Frequency Baseline seizure frequency was measured for 30 minutes prior to treatment (Pre) and then again 30 minutes after treatment (Post). Symbols represent mean + SEM, n=6-10 per symbol. Vehicle 0.3 mg/kg 1 mg/kg 3 mg/kg 10 mg/kg Highest dose (120 mg) in human MAD is >6x mouse EC50 at 24h trough

PAGE 47CONFIDENTIAL PRAX-222 is expected to initiate seamless trial for SCN2A-DEE in 2Q22 PRAX-222: ASO to treat SCN2A GoF Epilepsy • Severe early onset epilepsy estimated to affect thousands of patients worldwide • Antisense oligonucleotide (ASO) to down-regulate SCN2A expression Increased Survival with Single ASO Dose at PN Day 1 ASO injection (icv, P15)ASO injections (icv) Untreated (n=21)* Phenytoin 20mg/kg (n=9)* ASO injection (icv) ASO-SCN2A ED80 (n=15) ASO-SCN2A ED50 (n=15) ASO-Ctrl (n=8) ASO-SCN2A ED80 (n=13) ASO-SCN2A ED50 (n=15) ASO-Ctrl (n=11) ASO-SCN2A ED80 (n=49) ASO-SCN2A ED50 (n=22) ASO-Ctrl (n=39) Postnatal days Postnatal daysPostnatal days Redosing Significantly Extends Survival Administration Post-Disease Onset Also Extends Survival Source: Praxis Data; *Data separate from experiment **All mice with zero seizure at baseline were excluded from the analysis; If all mice were included, the values would be 273%, -80%, -87%, -83% for vehicle, 30mg/kg, 75mg/kg and 150mg/kg group

PAGE 48CONFIDENTIAL PROGRAM Q4 2022Q1 2022 Q3 2022 Q2 2022 INDICATION Upcoming catalysts throughout portfolio in 2022 PRAX-562 PRAX-114 PRAX-944 Initiate Phase 2 Trial DEEs MDD PTSD ET PD Phase 2b Essential1 Study Topline Initiate Phase 2 Trial ET Phase 2 ToplinePRAX-114 PRAX-944 PSYCHIATRY MOVEMENT DISORDERS EPILEPSY Initiate Phase 2 Trial Phase 2 Topline Phase 2 Acapella Study Topline Phase 2/3 Aria Study Topline Phase 2a Part B Topline OTHER SUNCT/SUNA/TNPRAX-562 Initiate Phase 2 Trial PRAX-222 SCN2A -DEE Initiate Seamless Trial PRAX-114 Phase 2/3 Aria Study topline results expected in June 2022; PRAX-944 Phase 2a Part B topline results expected in May 2022 Phase 1 Topline ASSR Biomarker